UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 8, 2005



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          -----------------------------


         DELAWARE                      0-18121                  36-3664868
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

55TH STREET & HOLMES AVENUE                                       60514
 CLARENDON HILLS, ILLINOIS                                      (Zip Code)
  (Address of principal
    executive offices)

        Registrant's telephone number, including area code (630) 325-7300



                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02(b).  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     By letter dated March 8, 2005, David J. Drury, one of the directors of MAF Bancorp, Inc. (the "Company") notified the Chairman of the Company's Board of Directors that he has chosen not to be considered for reelection to the Company's Board of Directors when his term expires on April 27, 2005, the date of the Company's 2005 Annual Shareholders Meeting. Mr. Drury indicated that he had concluded the time demands relating to his other business interests would interfere with him continuing to devote the necessary time to serve as a director of the Company.

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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MAF BANCORP, INC.


                                            By: /s/ Jerry A. Weberling
                                                -------------------------------
                                                Jerry A. Weberling
                                                Executive Vice President and
                                                  Chief Financial Officer

Date: March 11, 2005

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